Exhibit 99.2
February 21, 2023 Fourth Quarter 2022 Conference Call

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our share repurchase authorization or program; the COVID-19 pandemic and oil price volatility and their respective effects and results; our protocols and plans; our current work continuing; the spot market; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; our spending and cost management efforts and our ability to manage changes; our strategy; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our plans, strategies and objectives for future operations; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. FORWARD-LOOKING STATEMENTS 2

• Executive Summary (pg. 4) • Operational Highlights by Segment (pg. 11) • Key Financial Metrics (pg. 21) • 2023 Outlook (pg. 26) • Environmental, Social and Governance (pg. 33) • Non-GAAP Reconciliations (pg. 34) • Questions and Answers 3 PRESENTATION OUTLINE

Executive Summary 4

HELIX: AN ENERGY TRANSITION AND SUSTAINABILITY MODEL Helix’s focus since 2009 has been on the end of life of existing oil & gas reservoirs and supporting offshore wind development Maximizing Remaining Reserves in Existing Reservoirs Well and Field Abandonment and Decommissioning Offshore Wind Development Support Helix serves three core markets: Maximizing Remaining Reserves in Existing Reservoirs • Production enhancement and problem remediation via subsea well intervention • Provision of a low-cost production unit for mature reservoir production • Equity assumption of end-of-life reserves with management and maximization until abandonment Well and Field Abandonment and Decommissioning • Plug and abandonment of subsea and dry tree wells upon depletion of production • Abandonment of subsea architecture • Abandonment and removal of shallow water production facilities Offshore Wind Development Support • Trenching and burial of power cables • UXO and boulder clearance site preparation 5

6 EXECUTIVE SUMMARY ($ in millions, except per share amounts, unaudited) Three Months Ended 12/31/22 12/31/21 9/30/22 12/31/22 12/31/21 Revenues 288 $ 169 $ 273 $ 873 $ 675 $ Gross profit (loss) 31 $ (5) $ 39 $ 51 $ 15 $ 11% (3)% 14% 6% 2% Net income (loss)1 $ (26) 3 $ (19) $ (88) $ (62) $ Diluted earnings (loss) per share 0.02 $ (0.17) $ (0.12) $ (0.58) $ (0.41) $ Adjusted EBITDA2 Business segments 65 $ 25 $ 69 $ 169 $ 136 $ Corporate, eliminations and other (16) (16) (16) (48) (39) Adjusted EBITDA2 $ 9 49 $ 53 $ 121 $ 96 $ Cash and cash equivalents3 $ 254 187 $ 162 $ 187 $ 254 $ Net Debt2 $ (22) 75 $ 99 $ 75 $ (22) $ Cash flows from operating activities 50 $ 19 $ 25 $ 51 $ 140 $ Free Cash Flow2 $ 18 21 $ 22 $ 18 $ 132 $ Year Ended 1 Net income (loss) attributable to common shareholders 2 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 3 Excludes restricted cash of $3 million at 12/31/22 and 9/30/22 and $74 million at 12/31/21 Amounts may not add due to rounding

7 Financial Results • Net income of $3 million, $0.02 per diluted share • Adjusted EBITDA1 of $49 million • Operating cash flows of $50 million • Free Cash Flow1 of $21 million Operations • Commenced Trident decommissioning campaign on Siem Helix I and extended Petrobras contract at market rates on Siem Helix 2 in Brazil • Strong utilization in the GOM and North Sea • Completed campaign in Nigeria on the Q7000; commenced paid mobilization to Asia Pacific for contracted decommissioning projects in 2023 • Secured contract extension on Helix Producer I • Deepwater well decommissioning contract awarded by Shell in Brazil on Q7000 expected to begin 2024 • Continued contribution from Helix Alliance • Acquired three subsea trenchers and interest in two intervention riser systems, approx. $27 million; sanctioned second boulder grab EXECUTIVE SUMMARY – Q4 2022 HIGHLIGHTS 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

8 Financial Results • Net loss of $88 million, $(0.58) per diluted share • Adjusted EBITDA1 of $121 million • Operating cash flows of $51 million • Free Cash Flow1 of $18 million Operations • Acquired the Alliance group of companies on July 1 for $119 million cash plus earnout due 2024, reported in new Shallow Water Abandonment segment • Acquired interest in three producing wells from Murphy in the Thunder Hawk Field on August 25 for nominal cash received and assumption of P&A obligations • Extended charters on Siem Helix 1 and Siem Helix 2 vessels • Executed term charter agreements in Robotics for Shelia Bordelon in the U.S. and Horizon Enabler in the North Sea • Deployed new boulder grab, acquired three subsea trenchers, an interest in two intervention riser systems and sanctioned second boulder grab • Strong utilization and rate improvements in the GOM and North Sea • Completed Nigeria campaign on Q7000; commenced paid mobilization to Asia Pacific for contracted decommissioning projects in 2023 Awards • Secured contract extension on Helix Producer I through at least June 2024 • Awarded and commenced Trident decommissioning campaign on Siem Helix I and extended Petrobras contract at market rates on Siem Helix 2 • Awarded multi-year contract with Shell in the GOM • Deepwater well decommissioning contract awarded by Shell in Brazil on Q7000 expected to begin 2024 EXECUTIVE SUMMARY – 2022 FULL YEAR HIGHLIGHTS 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

9 Well Intervention • Well Intervention vessel fleet utilization 97% • 97% in the GOM • 99% in the North Sea and West Africa • 92% in Brazil • 15K IRS and 10K IRS idle during quarter Robotics • Robotics chartered vessels utilization 96% • 332 total vessel days (68 spot vessel days) • 160 days trenching utilization • ROV and trencher utilization 58% Shallow Water Abandonment • 71% Liftboat, OSV and crewboat combined utilization • 63% Diving support vessel (DSV) utilization • Epic Hedron idle • 1,247 days P&A and coiled tubing (CT) systems utilization representing 65% utilization on 15 marketable P&A systems and six CT systems Production Facilities • Helix Producer I operated at full rates during quarter • Continued production from Droshky and full quarter contribution from Thunder Hawk wells EXECUTIVE SUMMARY – Q4 2022 SEGMENTS

10 Q4 2022 • Cash and cash equivalents of $187 million (excludes $3 million of restricted cash) • Liquidity1 of $285 million • Long-term debt2 of $264 million • Net Debt3 of $75 million $200 Million Share Repurchase Authorization • Expect to align repurchases with FCF generation; Initially targeting repurchases of 25% of FCF • Expect to be flexible with our method of distribution over time • Repurchase program should allow us to deploy cash to shareholders while maintaining adequate cash and liquidity to fund operations and investment opportunities EXECUTIVE SUMMARY – BALANCE SHEET 1 Liquidity at December 31, 2022 is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash of approximately $3 million 2 Net of unamortized issuance costs 3 Net Debt is non-GAAP financial measure; see non-GAAP reconciliations below

Operational Highlights By Segment 11

BUSINESS SEGMENT RESULTS 12 ($ in millions, unaudited) Three Months Ended Year Ended 12/31/22 12/31/21 9/30/22 12/31/22 12/31/21 Revenues Well Intervention 168 $ 119 $ 144 $ 524 $ 517 $ Robotics 49 41 56 192 137 Shallow Water Abandonment1 - 57 67 125 - Production Facilities 28 20 18 82 69 Intercompany eliminations (14) (12) (13) (50) (48) Total 288 $ 169 $ 273 $ 873 $ 675 $ Gross profit (loss) % Well Intervention 6 $ 3% $ (18) (15)% $ 2 1% $ (40) (8)% $ (21) (4)% Robotics 9 18% 5 13% 14 24% 38 20% 13 10% Shallow Water Abandonment1 7 11% 17 - 26% 24 19% - Production Facilities 11 38% 7 36% 7 37% 31 37% 25 36% Eliminations and other - - - (1) (2) Total 31 $ 11% $ (5) (3)% $ 39 14% $ 51 6% $ 15 2% Utilization Well Intervention vessels 97% 56% 87% 80% 67% Robotics vessels 96% 99% 98% 95% 97% Robotics assets (ROVs and trenchers) 58% 38% 66% 53% 36% Shallow Water Abandonment vessels1 67% - 80% 73% - Shallow Water Abandonment systems1 65% - 59% 62% - 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition; system utilization includes 21 marketable spreads for the quarter ended December 31, 2022 and 20 marketable spreads for the quarter ended September 30, 2022 Amounts may not add due to rounding

WELL INTERVENTION – GULF OF MEXICO • Q5000 – 100% utilized in Q4; performed production enhancement scopes on four wells under a multi-year campaign for Shell with a customer-provided 15K IRS • Q4000 – 94% utilized in Q4; completed a two-well production enhancement scope for one customer, followed by a single-well abandonment scope for another customer, commenced a two-well production enhancement scope for another customer; vessel incurred scheduled maintenance during the quarter • 15K IRS rental unit – idle in Q4 • 10K IRS rental unit – idle in Q4 13

WELL INTERVENTION – NORTH SEA AND WEST AFRICA / ASIA PACIFIC • Well Enhancer – 100% utilized in Q4; performed production enhancement operations on five wells for two customers • Seawell – 97% utilized in Q4; performed live and suspended well decommissioning operations for several customers; commenced continuous suspended well decommissioning campaign included 13 wells for five customers • Q7000 – 100% utilized in Q4 operating in Nigeria into December; subsequently commenced paid transit to Asia Pacific; 21 days paid transit days are being presented as utilized although related transit and mobilization fees and costs are deferred during Q4 and are expected to be recognized in 2023 14

WELL INTERVENTION – BRAZIL • Siem Helix 1 – 87% utilized in Q4; completed ROV work scopes for Trident Energy in November; subsequently transitioned to a two-year decommissioning campaign for the same customer and performed decommissioning scopes on three wells in the Campos basin • Siem Helix 2 – 98% utilized in Q4; performed production enhancement scopes on three wells and decommissioning scopes on three wells for Petrobras in the Santos and Campos basins; subsequently commenced two-year contract extension with Petrobras in December 15

WELL INTERVENTION – UTILIZATION 16 59% 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 97% 63% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 99% 99% 99% 98% 100% 100% 72% 52% 87% 88% 99% 92% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Gulf of Mexico¹ North Sea / West Africa² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea / West Africa includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

ROBOTICS • Grand Canyon II (Asia Pacific) – 100% utilized in Q4 performing long-term decommissioning project offshore Thailand • Grand Canyon III (North Sea) – 100% utilized in Q4; performed renewables trenching operations for three customers and oil and gas trenching for two customers • Shelia Bordelon (GOM) – 91% utilized in Q4; performed boulder removal project for one customer supporting wind farm operations offshore U.S. east coast using the IROV boulder grab and ROV survey support for another customer in the GOM • Spot Vessels – 68 days of spot vessel utilization during Q4 on Horizon Enabler performing renewables trenching operations for one customer and oil and gas trenching for another customer • Trenching – 160 total days of trenching operations on Grand Canyon III and Horizon Enabler, including 101 days of renewables trenching and 59 days of oil and gas trenching 17

ROBOTICS UTILIZATION 18 405 499 450 336 165 236 358 419 323 370 376 332 42 119 154 92 72 84 90 90 66 81 176 160 34% 34% 37% 32% 24% 36% 43% 38% 35% 53% 66% 58% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 4Q22 Vessel Days Trenching Days ROV utilization (%)¹ 1 ROV utilization included 44, 42 and 40 work class ROVs during 2020, 2021 and 2022, respectively, and four trenchers during 2020 and 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service December 1, 2022

SHALLOW WATER ABANDONMENT • Offshore – • Liftboats – ten liftboats with combined utilization of 69% in Q4 performing make safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 74% in Q4 • Energy Services – 1,106 days utilization, or 80%, over 15 marketable P&A systems in Q4, six CT systems with combined 141 days, or 26%, utilization in Q4 • Diving & Heavy Lift – three diving support vessels with combined utilization of 63% in Q4; heavy lift barge seasonally idle during Q4 19

SHALLOW WATER ABANDONMENT UTILIZATION 20 1 Vessels utilization includes ten liftboats, six OSVs, one crew boat, three diving support vessels, and one heavy lift derrick barge 2 Systems utilization includes six coiled tubing systems and 14 and 15 marketable P&A systems during Q3 2022 and Q4 2022, respectively, with the ability to scale up to 20 P&A systems 72% 95% 86% 41% 71% 30% 69% 74% 63% 0% 80% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Liftboats¹ OSVs and Crew Boat¹ Diving Vessels¹ Heavy Lift Derrick Barge¹ P&A Systems² Coiled Tubing Systems² Q3 22 Q4 22 The graph below presents the utilization statistics of the Helix Alliance vessels following their acquisition on July 1, 2022

Key Financial Metrics 21

DEBT INSTRUMENT PROFILE Total funded debt1 of $271 million at 12/31/22 • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $41 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 2023 2024 2025 2026 2027 Principal Payment Schedule at 12/31/22 ($ in millions) CSN 2023 CSN 2026 MARAD $38 1 Excludes $7 million of remaining unamortized debt issuance costs 22 $9 $210 $9 $5

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019, 2021 and 2022 of $54 million, $74 million and $3 million, respectively 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $100 million ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below $267 $279 $208 $291 $254 $187 $(496) $(440) $(406) $(350) $(305) $(264) $348 $426 $380 $452 $305 $285 $(229) $(161) $(143) $(58) $22 $(75) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 23

Revenue Free Cash Flow2 1 Helix Alliance revenue has been included for periods beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures; see non-GAAP reconciliations below $740 $752 $734 $675 $873 $29 $58 $22 $(62) $(88) ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA2 FIVE-YEAR TREND1 ($ IN MILLIONS) $162 $180 $155 $96 $121 $60 $31 $80 $132 $18 $0 $50 $100 $150 $0 $50 $100 $150 $200 2018 2019 2020 2021 2022 Adjusted EBITDA ² Free Cash Flow² 24

REVENUE DISPERSION ($ IN MILLIONS) By Geography By Segment 1 1 25 1 Revenue percentages net of intercompany eliminations 2 Helix Alliance revenue has been included in Shallow Water Abandonment segment beginning July 1, 2022 (date of acquisition) 37% 39% 42% 34% 51% 28% 29% 28% 23% 10% 26% 26% 18% 15% 19% 6% 19% 9% 6% 10% 6% 9% 10% $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 United States Brazil United Kingdon West Africa Other 74% 73% 71% 74% 58% 17% 19% 21% 16% 18% 14% 9% 8% 8% 10% 10% $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 Production Facilities Shallow Water Abandonment² Robotics Well Intervention 52% 35% 10% 3% Production Maximization Decommissioning Renewables Other By Market Strategy1 Year-Ended 2022

2023 Outlook 26

27 2023 OUTLOOK: FORECAST ($ in millions) 2023 2022 Outlook Actual1 Revenues $ 1,020 - 1,200 873 $ Adjusted EBITDA2 210 - 250 121 Free Cash Flow2 110 - 150 18 Capital Additions3 50 - 70 69 Revenue Split: Well Intervention $ 640 - 690 524 $ Robotics 190 - 230 192 Shallow Water Abandonment1 170 - 250 125 Production Facilities1 70 - 80 82 Eliminations (50) (50) Total $ 1,020 - 1,200 873 $ 1 2022 Actual includes the results of Helix Alliance in the Shallow Water Abandonment segment beginning July 1, 2022 and Thunder Hawk Field production in the Production Facilities segment beginning August 25, 2022 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

28 2023 OUTLOOK – WELL INTERVENTION • Q4000 (Gulf of Mexico) – contracted through mid-March followed by approximate 75-day dry dock; subsequent awarded work through Q3; identified opportunities and visibility for remainder of 2023 • Q5000 (Gulf of Mexico) – contracted work on Shell multi-year campaign to mid-Q3, with approximate 35- day regulatory underwater inspection late-Q1; subsequent awarded work into Q4; identified opportunities and visibility for remainder of 2023 • IRS rental units (Gulf of Mexico) – 15K IRS has visibility for work during Q3; 10K IRS available second half of year in spot market; two 10-K deep water riser systems (DRS) acquired late 2022 with one system expected to be available Q1 and the other in 2024 • Well Enhancer (North Sea) – contracted work into Q4 and utilization expected through remainder of 2023; 10-day maintenance docking during Q1 • Seawell (North Sea and Europe) – contracted work through end of year and into 2024; 21-day maintenance docking during Q1 • Q7000 (Asia Pacific) – undergoing planned maintenance docking in Malaysia prior to approximately 200 days contracted in 2023 performing decommissioning campaigns offshore New Zealand and Australia expected to commence Q2 and to be completed by end of year • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy in the Campos Basin offshore Brazil through remainder of 2023 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras in various Basins offshore Brazil through remainder of 2023

29 • Grand Canyon II (Asia Pacific) – continuing to perform contracted decommissioning and ROV support work offshore Thailand into Q3 with expected good utilization; expected to remain in Thailand well into 2H and should have close to full utilization for remainder of 2023 • Grand Canyon III (North Sea) – performing trenching in northwest Africa through Q1 followed by contracted trenching scopes into Q4, with strong utilization expected for 2023 • Shelia Bordelon (U.S.) – continuing to perform ROV survey support project expected into 2Q; vessel subsequently in spot market expected to have strong utilization over remainder of 2023 with visibility for projects in the Gulf of Mexico and on the U.S. east coast for possible wind farm projects • Horizon Enabler (North Sea) – flexible charter, expected to perform seasonal trenching campaign Q2 through Q3; identified projects in Q4 in both Mediterranean and North Seas with good utilization expected for remainder of 2023 • Glomar Wave (North Sea) – three-year charter commenced January 2023 with committed and optional days each year; contracted beginning March into Q2; expected to perform renewables site clearance projects performing both UXO survey and boulder removal work • Trenchers (Global) – seven trenchers entering 2023, with expected three working trencher spreads, two in the North Sea and one in Asia Pacific, with remaining trenchers in spot market available to work on third-party vessels including the i-Plough trenching system for U.S. east coast operations; expect good utilization on five trenchers during 2023 • ROVs (Global) – expect strong utilization in all three regions during 2023 2023 OUTLOOK – ROBOTICS

30 • Offshore • Liftboats - expected high utilization on eight to 10 liftboats throughout 2023 • OSVs – expected seasonality in activity, with stronger mid-year utilization and seasonal slowdown Q1 and Q4 • Energy Services • P&A Systems – expected strong utilization for 12 to 15 P&A systems throughout 2023 • Coiled Tubing Systems – expected utilization on one to three coiled tubing systems throughout 2023 • Diving & Heavy Lift • DSVs – diving services expected to be seasonal, with stronger mid-year utilization and seasonal slowdown Q1 and Q4 • Epic Hedron – heavy lift barge with identified opportunities during seasonal mid-year period 2023 OUTLOOK – SHALLOW WATER ABANDONMENT

2023 Capital additions are forecasted at approximately $50 - $70 million: • Primarily maintenance capex related to regulatory recertification costs of our vessels and systems, which are reported in operating cash flows • Approximately $14 million of capital additions carried over from prior year Balance Sheet • Our total funded debt1 is expected to decrease by $38 million (from $271 million at December 31, 2022 to $233 million at December 31, 2023) as a result of scheduled principal payments during 2023 • Remaining principal payment of $30 million of convertible senior notes due September 2023 2023 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 31

32 • We plan to continue momentum on the three legs of our Energy Transition business model: production maximization, decommissioning and renewables • Expected continued strong operating and free cash flows • Maintenance capex anticipated to be approximately $50 million annually • Well Intervention • Expect strong Gulf of Mexico and North Sea intervention markets in 2024 with good utilization and rates • Seawell contracted backlog into 2024 • Expect continued operations in Brazil in 2024: • Q7000 under decommissioning contract with Shell in Brazil in 2024 • Siem Helix 1 on long-term contract with Trident in Brazil into Q4 2024, with options to extend • Siem Helix 2 on long-term contract with Petrobras through late 2024 • Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities, including in the U.S. markets • Continued tight ROV market • Shallow Water Abandonment • Expected ongoing strong Gulf of Mexico shallow water decommissioning market • Balance Sheet • No significant debt maturities until 2026 • Alliance earnout first half of 2024 BEYOND 2023

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental • Our business supports the responsible transition from a carbon based economy through a three pronged strategy of maximizing remaining oil and gas reserves, abandonment and decommissioning end of life wells and applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms. These efforts are published in greater detail in our 2022 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate-sustainability/. Social • Human capital management is a priority at Helix. Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance • Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members • Our Board has been significantly refreshed over the past four years adding five new members. As part of such long standing refreshment process, in 2022 the Corporate Governance and Nominating Committee remained engaged in a search for additional independent directors with the diverse characteristics sought by the Board, and in September the Board added two new gender and ethnically diverse members 33

Non-GAAP Reconciliations 34

35 NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) Three Months Ended Year Ended 12/31/22 12/31/21 9/30/22 12/31/22 12/31/21 Adjusted EBITDA: Net income (loss) 2,709 $ (25,908) $ (18,763) $ (87,784) $ (61,684) $ Adjustments: Income tax provision (benefit) 2,529 (6,048) 6,500 12,603 (8,958) Net interest expense 4,333 5,301 4,644 18,950 23,201 Loss on extinguishment of long-term debt - 12 - - 136 Other (income) expense, net (14,293) 52 20,271 23,330 1,490 Depreciation and amortization 40,096 35,288 35,944 142,686 141,514 Gain on equity investment - - (78) (8,262) - EBITDA 35,374 $ 8,697 $ 48,518 $ 101,523 $ 95,699 $ Adjustments: Loss on disposition of assets, net - $ - $ - $ - $ 631 $ Acquisition and integration costs 315 - 762 2,664 - Change in fair value of contingent consideration 13,390 - 2,664 16,054 General provision (release) for current expected credit losses 90 67 624 781 (54) Adjusted EBITDA 49,169 $ 8,764 $ 52,568 $ 121,022 $ 96,276 $ Free Cash Flow: Cash flows from operating activities 49,712 $ 18,865 $ 24,650 $ 51,108 $ 140,117 $ Less: Capital expenditures, net of proceeds from sale of assets (28,514) (936) (2,803) (33,504) (8,271) Free Cash Flow 21,198 $ 17,929 $ 21,847 $ 17,604 $ 131,846 $ Net Debt: Long-term debt and current maturities of long-term debt 264,075 $ 305,010 $ 263,581 $ 264,075 $ 305,010 $ Less: Cash and cash equivalents and restricted cash (189,111) (327,127) (164,774) (189,111) (327,127) Net Debt 74,964 $ (22,117) $ 98,807 $ 74,964 $ (22,117) $

36 NON-GAAP AND OTHER DEFINITIONS Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of the contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP.

Thank you 37